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                                                                    Exhibit 10.3

                           SECOND AMENDING AGREEMENT

            THIS AGREEMENT made as of the 31/st/ day of May, 2000.

BETWEEN:

                                UNIVERSE2U INC.
                        (formerly 1348485 Ontario Inc.)
                       a corporation incorporated under
                      the laws of the Province of Ontario

                              (the "Purchaser"),
                                                              OF THE FIRST PART;
                                    - and -

                          BERNIE TAN INVESTMENTS INC.
                         O/A CABLE TEC COMMUNICATIONS
                          a corporation incorporated
                   under the laws of the Province of Ontario

                               (the "Company"),
                                                             OF THE SECOND PART;
                                    - and -

                            BERNARD KRIS TANUNAGARA
                    of the Town of Whitchurch-Stoufville in
                       the Regional Municipality of York

                                   -  and -

                             BARBARA J. TANUNAGARA
                    of the Town of Whitchurch-Stoufville in
                       the Regional Municipality of York

                                     -and-

                               EDWARD TANUNAGARA
                         of the Town of Pickering, in
                      the Regional Municipality of Durham

                        (collectively, the "Vendors"),
                                                              OF THE THIRD PART;
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                                      -2-

     WHEREAS the Purchaser, the Company and the Vendors entered into a Share Purchase Agreement dated January 25, 2000 (the "Share Purchase Agreement"), as amended by an Amending Agreement dated March 1, 2000 (the "First Amending Agreement") whereby the Purchaser agreed to purchaser from the Vendors all of the outstanding shares in the capital of the Company;

     AND WHEREAS the parties wish to make certain further amendments to the Share Purchase Agreement;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree with each other to amend the Share Purchase Agreement as follows:

1. Section 1.1(e) of the Share Purchase Agreement is deleted in its entirety and replaced with the following which shall also replace the section 1.1(e) provided for by the First Amending Agreement:

     (e) "Closing Date" means May 31, 2000 or such other date as the Vendors and Purchaser may agree upon;

2. The following is inserted between 1.1(m) and 1.1(n) of the Share Purchase Agreement and shall replace the section 1.1(m.1) provided for by the First Amending Agreement:

     (m.1) "Escrow Date" means June 9, 2000.

3. The following is inserted between 1.1(y) and 1.1(z) of the Share Purchase Agreement and shall replace the sections 1.1(y.1)-(y.3) provided for by the First Amending Agreement:

     (y.1) "Option Agreement" means the form of option agreement attached hereto as Exhibit "D";

     (y.2) "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Toronto, Ontario are authorized or required by law to close.

4. Section 2.4 of the Share Purchase Agreement is deleted in its entirety and replaced with the following which shall also replace the section 2.4 provided for by the First Amending Agreement:

     2.4   Payment of Purchase Price.

     The Purchase Price will be paid as follows:
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                                      -3-

     (1) upon the execution of this Agreement by all of the parties hereto, the Purchaser will pay the sum of $100,000 (the "Deposit"), by certified cheque or bank draft, to the Vendors' solicitors, in trust for the Purchaser, as a deposit. The Deposit will be deposited by the Vendors' solicitors in an interest bearing account of a Canadian chartered bank or trust company in the City of Vaughan and will be released together with all interest on May *, 2000.

     (2) On or before the Escrow Date, the Purchaser will pay to the Vendors an amount equal to the Purchase Price less the amount of the amount of the Deposit and all interest earned thereon, payable in the following manner:

          (a) subject to section 2.5, an amount equal to the Purchase Price, less the sum of $75,000 and the amount of the Deposit and all interest earned thereon, payable by certified cheque or bank draft (the "First Payment") to the Vendors; and

          (b) the sum of $75,000 (the "Escrow Funds") payable by certified cheque or bank draft to the Vendors' solicitor (the "Escrow Agent") to be held in trust on the terms and conditions of the Escrow Agreement (the "Second Payment").

5. The following is inserted following section 2.9 of the of the Share Purchase Agreement and shall replace the section 2.9 provided for by the First Amending Agreement:

     2.10 Option to Purchase Shares.

     On the Closing Date, the Vendors shall be granted an option to purchase shares of Universe2U Inc., a Nevada corporation, being the sole shareholder of the Purchaser, pursuant to the terms of the Option Agreement. At the Closing Time, the Vendors shall have received an opinion of legal counsel for the Purchaser in a form satisfactory to the Vendors and the Vendors' counsel that the shares acquired by the Vendor upon exercise of the option granted pursuant to the Option Agreement shall be freely tradable after the end of the 12th month following the date of the Option Agreement.

6. Where this Agreement conflicts with the provisions of the Share Purchase Agreement and/or the First Amending Agreement, the provisions of this Agreement shall take precedent.

7. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same instrument.

8. All other provisions of the Share Purchase Agreement remain in force and effect except where amended by this Agreement or the First Amending Agreement.
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                                      -4-

IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the date first above written.

SIGNED, SEALED & DELIVERED    )
in the presence of:           )
                              )       Universe2U Inc.
                              )
                              )
                              )   Per: /s/ Angelo Boujos       c/s
                              )       ----------------------------
                              )       A.S.O.
                              )
                              )       Bernie Tan Investments Inc.
                              )
                              )   Per: /s/ Bernard Tanunagara  c/s
                              )       ----------------------------
                              )       A.S.O.
                              )
                              )
/s/ Michael Carli             )       /s/ Bernard Tanunagara
__________________________    )       --------------------------
Witness                       )       Bernard Tanunagara
                              )
/s/ Michael Carli             )       /s/ Barbara Tanunagara
__________________________    )       --------------------------
Witness                       )       Barbara Tanunagara
                              )
/s/ Michael Carli             )       /s/ Edward Tanunagara
__________________________    )       --------------------------
Witness                       )       Edward Tanunagara